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                                                                    EXHIBIT 99.2

                                    GUARANTY

      For and in consideration of the loan by COMERICA BANK ("Bank") to LAUREATE PHARMA, INC. ("Borrower"), which loan is made pursuant to a Loan and Security Agreement dated as of December 1, 2004, as amended from time to time (the "Agreement"), and acknowledging that Bank would not enter into the Agreement without the benefit of this Guaranty, each of the undersigned guarantors (each a "Guarantor"; collectively, the "Guarantors") hereby unconditionally and irrevocably guarantees the prompt and complete payment of certain amounts that Borrower owes to Bank and performance by Borrower of the Agreement and any other agreements between Borrower and Bank, executed and/or delivered in connection with the Agreement as amended from time to time (collectively referred to as the "Agreements"), in strict accordance with their respective terms. All terms used without definition in this Guaranty shall have the meaning assigned to them in the Agreement. Guarantors' maximum liability under this Guaranty shall not exceed a principal amount of $10,000,000 plus interest and fees accrued in connection with the enforcement of the Agreements.

      1. Subject to the limitation set forth above, each Guarantor guarantees to Bank payment of all amounts due under the Agreements (collectively, the "Obligations") provided that no demand shall be made by Bank against Guarantors under this Guaranty until such time as Bank has accelerated all of the Obligations pursuant to the terms of the Agreements, provided that acceleration shall not be necessary where it is delayed or restricted by any law or judicial order, including a stay under the United States Bankruptcy Code or other insolvency law.

      2. Subject to Section 1, the obligations hereunder are joint and several and are independent of the obligations of Borrower and any other person or entity, and a separate action or actions may be brought and prosecuted against a Guarantor whether action is brought against Borrower or whether Borrower be joined in any such action or actions. Each Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof, to the extent permitted by law. Guarantors' liability under this Guaranty is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Agreements.

      3. Each Guarantor authorizes Bank, without notice or demand and without affecting its liability hereunder, from time to time to (a) agree with Borrower to renew, extend, or otherwise change the terms of the Agreements or any part thereof; (b) take and hold security for the payment of this Guaranty or the Agreements, and exchange, enforce, waive and release any such security; and (c) apply such security and direct the order or manner of sale thereof as Bank in its sole discretion may determine.

      4. Subject to Section 1, above, each Guarantor waives any right to require Bank to (a) proceed against Borrower , any guarantor or any other person; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy in Bank's power whatsoever. Bank may, at its election, exercise or decline or fail to exercise any right or remedy it may have against Borrower or any security held by Bank, including without limitation the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantors hereunder. Each Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Each Guarantor waives any setoff, defense or counterclaim that Borrower may have against Bank. Each Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower. Until all of the amounts that Borrower owes to Bank have been paid in full, Guarantors shall have no right of subrogation or reimbursement, contribution or other rights against Borrower, and each Guarantor waives any right to enforce any remedy that Bank now has or may hereafter have against Borrower. Each Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness. Guarantors assume the responsibility for being and keeping themselves informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of any indebtedness or nonperformance of any obligation of Borrower, warrant to Bank that they will keep so informed, and agree that absent a request for particular information by Guarantors, Bank shall not have any duty to advise Guarantors of information known to Bank regarding such condition or any such circumstances. Each Guarantor waives the benefits of California Civil Code sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

      5. Each Guarantor acknowledges that, to the extent such Guarantor has or may have certain rights of subrogation or reimbursement against Borrower for claims arising out of this Guaranty, those rights may be

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impaired or destroyed if Bank elects to proceed against any real property security of Borrower by non-judicial foreclosure. That impairment or destruction could, under certain judicial cases and based on equitable principles of estoppel, give rise to a defense by Guarantors against its obligations under this Guaranty. Each Guarantor waives that defense and any others arising from Bank's election to pursue non-judicial foreclosure. Without limiting the generality of the foregoing, each Guarantor waives any and all benefits and defenses under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, to the extent they are applicable.

      6. If Borrower becomes insolvent or is adjudicated bankrupt or files a petition for reorganization, arrangement, composition or similar relief under any present or future provision of the United States Bankruptcy Code, or if such a petition is filed against Borrower, and in any such proceeding some or all of any indebtedness or obligations under the Agreements are terminated or rejected or any obligation of Borrower is modified or abrogated, or if Borrower's obligations are otherwise avoided for any reason, Guarantors agree that their liability hereunder shall not thereby be affected or modified and such liability shall continue in full force and effect as if no such action or proceeding had occurred. This Guaranty shall continue to be effective or be reinstated, as the case may be, if any payment must be returned by Bank upon the insolvency, bankruptcy or reorganization of Borrower, a Guarantor, any other guarantor, or otherwise, as though such payment had not been made.

      7. Guarantors agree to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Bank in the enforcement of this Guaranty. No terms or provisions of this Guaranty may be changed, waived, revoked or amended without Bank's prior written consent. Should any provision of this Guaranty be determined by a court of competent jurisdiction to be unenforceable, all of the other provisions shall remain effective. This Guaranty, together with any agreements (including without limitation any security agreements or any pledge agreements) executed in connection with this Guaranty, embodies the entire agreement among the parties hereto with respect to the matters set forth herein, and supersedes all prior agreements among the parties with respect to the matters set forth herein. No course of prior dealing among the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. There are no conditions to the full effectiveness of this Guaranty. Bank may assign this Guaranty without in any way affecting Guarantors' liability under it. This Guaranty shall inure to the benefit of Bank and its successors and assigns. This Guaranty is in addition to the guaranties of any other guarantors and any and all other guaranties of Borrower's indebtedness or liabilities to Bank.

      8. Each Guarantor represents and warrants to Bank that (i) Guarantor has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Guaranty, (ii) execution, delivery and performance of this Guaranty do not conflict with or result in a breach of or constitute a default under Guarantor's Certificate of Incorporation or Bylaws or other organizational documents or agreements to which it is party or by which it is bound, and (iii) this Guaranty constitutes a valid and binding obligation, enforceable against Guarantor in accordance with its terms.

      9. Each Guarantor covenants and agrees that Guarantor shall do all of the following:

            9.1. Guarantor shall maintain its corporate existence, remain in good standing in the state of its organization, and continue to qualify in each jurisdiction in which the failure to so qualify could have a material adverse effect on the financial condition, operations or business of Guarantor. Guarantor shall maintain in force all licenses, approvals and agreements, the loss of which could have a material adverse effect on its financial condition, operations or business.

            9.2. Guarantor shall comply with all statutes, laws, ordinances, directives, orders, and government rules and regulations to which it is subject if non-compliance with such laws could adversely affect the financial condition, operations or business of Guarantor.

            9.3. At any time and from time to time Guarantor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Guaranty.

            9.4. Guarantor shall not transfer, assign, encumber or otherwise dispose of any shares of capital stock or other equity interest Guarantor may now have or hereafter acquire in Borrower, other than stock options issued in the normal course of business to its employees.

      10. This Guaranty shall be governed by the laws of the State of California, without regard to conflicts of laws principles. EACH GUARANTOR WAIVES ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR

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CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE
TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. Each Guarantor submits to the exclusive jurisdiction of the state and federal courts located in Santa Clara County, California for purposes of this Guaranty and the Agreements.

      11.   REFERENCE PROVISION.

      If and only if the jury trial waiver set forth in Section 10 of this Agreement is invalidated for any reason by a court of law, statute or otherwise, the reference provisions set forth below shall be substituted in place of the jury trial waiver. So long as the jury trial waiver remains valid, the reference provisions set forth in this Section shall be inapplicable.

                  11.1. Each controversy, dispute or claim (each, a "Claim") between the parties arising out of or relating to this Agreement, any security agreement executed by a Guarantor in favor of Bank, or any other document, instrument or agreement executed by a Guarantor with or in favor of Bank (collectively in this Section, the "Loan Documents"), other than (i) all matters in connection with nonjudicial foreclosure of security interests in real or personal property; or (ii) the appointment of a receiver or the exercise of other provisional remedies (any of which may be initiated pursuant to applicable law) that are not settled in writing within fifteen (15) days after the date on which a party subject to the Loan Documents gives written notice to all other parties that a Claim exists (the "Claim Date") shall be resolved by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor sections ("CCP"), which shall constitute the exclusive remedy for the resolution of any Claim concerning the Loan Documents, including whether such Claim is subject to the reference proceeding. Except as set forth in this section, the parties waive the right to initiate legal proceedings against each other concerning each such Claim. Venue for these proceedings shall be in the Superior Court in the County where the real property, if any, is located or in a County where venue is otherwise appropriate under state law (the "Court"). By mutual agreement, the parties shall select a retired Judge of the Court to serve as referee, and if they cannot so agree within fifteen (15) days after the Claim Date, the Presiding Judge of the Court (or his or her representative) shall promptly select the referee. A request for appointment of a referee may be heard on an ex parte or expedited basis. The referee shall be appointed to sit as a temporary judge, with all the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. Upon being selected, the referee shall (a) be requested to set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection and (b) if practicable, try any and all issues of law or fact and report a statement of decision upon them within ninety (90) days of the date of selection. The referee will have power to expand or limit the amount of discovery a party may employ. Any decision rendered by the referee will be final, binding and conclusive, and judgment shall be entered pursuant to CCP
Section 644 in any court in the State of California having jurisdiction. The parties shall complete all discovery no later than fifteen (15) days before the first trial date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Either party may take depositions upon seven (7) days written notice, and shall respond to requests for production or inspection of documents within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

                  11.2. Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. Except for trial, all proceedings and hearings conducted before the referee shall be conducted without a court reporter unless a party requests a court reporter. The party making such a request shall have the obligation to arrange for and pay for the court reporter. Subject to the referee's power to award costs to the prevailing party, the parties shall equally bear the costs of the court reporter at the trial and the referee's expenses

                  11.3. The referee shall determine all issues in accordance with existing California case and statutory law. California rules of evidence applicable to proceedings at law will apply to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that shall be binding upon the parties. At the close of the reference

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proceeding, the referee shall issue a single judgment at disposing of all the claims of the parties that are the subject of the reference. The parties reserve the right (i) to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee and (ii) to obtain findings of fact, conclusions of laws, a written statement of decision, and (iii) to move for a new trial or a different judgment, which new trial, if granted, shall be a reference proceeding under this provision.

If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration conducted by a retired judge of the Court, in accordance with the California Arbitration Act Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth in this Section shall apply to any such arbitration proceeding.

      IN WITNESS WHEREOF, the undersigned Guarantors have executed this Guaranty as of this 1st day of December, 2004.

                                       SAFEGUARD DELAWARE, INC.

                                       By: /s/ Christopher J. Davis
                                           -------------------------------------
                                       Title: Vice President and Treasurer

                                       SAFEGUARD DELAWARE, INC.
                                       Attn: CFO
                                       800 The Safeguard Building
                                       435 Devon Park Drive
                                       Wayne, PA 19087

                                       SAFEGUARD SCIENTIFICS (DELAWARE), INC.

                                       By: /s/ Christopher J. Davis
                                           -------------------------------------
                                       Title: Vice President and Treasurer

                                       SAFEGUARD SCIENTIFICS (DELAWARE), INC.
                                       Attn: CFO
                                       800 The Safeguard Building
                                       435 Devon Park Drive
                                       Wayne, PA 19087

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